Exhibit 21
                         ENRON CORP.
                  AND SUBSIDIARY COMPANIES

       Subsidiary Companies and Limited Partnerships:

 Atlantic Commercial Finance B.V. (The Netherlands)
    Atlantic India Holdings Ltd. (Cayman Islands)
    B-Share China Holdings Ltd. (Cayman Islands)
    B-Share Holdings Ltd. (Cayman Islands)
    EDC Atlantic Ltd. (Cayman Islands)
    Enron Colombia Investments Ltd. (Cayman Islands)
    Enron Colombia Energy B.V. (The Netherlands)
        Enron Power Colombia C.V. (The Netherlands)(99%) Enron Colombia Transportation B.V. (The Netherlands)
        Enron Colombia Transportation B.V. Colombia Branch
        (Columbia)
    Enron Commercial Finance Ltd. (Cayman Islands)
        Enron Colombia Transportation Ltd. (Cayman Islands)
           Enron Colombia Investments  Limited Partnership
           (Cayman Islands)(1%)
           Enron Pipeline Colombia Limited Partnership
           (Cayman Islands)(1%)
    Enron Dominican Republic Ltd. (Cayman Islands)(99.9%) Enron Dominican Republic Operations Ltd. (Cayman
      Islands)
    Enron International B.V. (The Netherlands)
        Enron International C.V. (The Netherlands)(0.10%) Enron LNG Power (Atlantic) Ltd.
        Buenergia Gas & Power Ltd. (Cayman Islands)(99%) Buenergia Enron de Puerto Rico Ltd. (Cayman Islands)
           Buenergia B.V. (The Netherlands)
    Enron Polska B.V. (The Netherlands)
    Enron Reserve I B.V. (The Netherlands)
        Smith/Enron Cogeneracion Internacional, S.A.
        (Dominican Republic)(50%)
        Smith/Enron Cogeneration Limited Partnership (Turks
        & Caicos Isles)(1%)
        Smith/Enron O&M Limited Partnership (Turk & Caicos
        Isles)(1%)
    Enron Reserve II B.V. (The Netherlands)
        Offshore Power Operations C.V. (The
        Netherlands)(0.10%)
    Enron Reserve 4 B.V. (The Netherlands)
         Enpak Power (Private) Company (Pakistan)
    Enron Reserve 6 B.V. (The Netherlands)
         Enron Development International C.V. (The
         Netherlands)(0.10%)
    Enron Reserve 7 B.V. (The Netherlands)
        Enron Bolivia C.V. (The Netherlands)(1%)
    Enron Reserve 8 B.V. (The Netherlands)
        Enron Power I C.V. (The Netherlands)(1%)
           Enron Power Honduras S. de R.L. de C.V.**
           (Honduras)(99%)
    Enron Reserve 9 B.V. (The Netherlands)
        Enron Power II C.V. (The Netherlands)(1%)
    Enron Wenchang Holdings Company Ltd. (Cayman Islands)
        Hainan Holdings Ltd. (Cayman Islands)(99%)
          Enron Reserve III B.V. (The Netherlands)
            Enron Wengchang Power C.V. (The Netherlands)(1%)

            Hainan Funding LLC (Turks & Caicos Isles)(50%) Hainan Meinan Power Services Company, Limited (China)
              Hainan Meinan Power Company CJV (China)(1%)
    Enron Wenchang Investments Ltd. (Cayman Islands)
    India Electric Maintenance Ltd. (Cayman Islands) Mesquite Holdings B.V. (The Netherlands)
        Enron Power Management B.V. (The Netherlands)
          Enron Design C.V. (The Netherlands)(1%)
        Enron Proje Yonetimi Limited Sirketi (Turkey)(95%) Enron Turkey Energy B.V. (The Netherlands)
          Enron Power Holdings C.V. (The Netherlands)(1%)
            Trakya Elektrik Uretim ve Ticaret A.S.
            (Turkey)(50%)
    Travamark Two B.V. (The Netherlands)
        Offshore Power Production C.V. (The
        Netherlands)(0.20%)
          Enron Mauritius Company (Mauritius)
            Dabhol Power Company (India)
          Enron India Holdings Ltd. (Cayman Islands)
            DPC Holdings C.V. (The Netherlands)
 Atlantic Commercial Finance, Inc. (Delaware)
 Belco Petroleum Corporation (Delaware)
 Belo Horizante Power Ltd.(Cayman Islands)
 Bolivia Holdings Ltd. (Cayman Islands)
 Brazil Power Investments Ltd. (Cayman Islands)
 EGP Fuels Company (Delaware)
 Energy Caribbean Finance Company (Cayman Islands)
 Enpak Holdings Ltd. (Cayman Islands)
    Enpak Investments Ltd. (Cayman Islands)
    Enpak Power Company Ltd. (Cayman Islands)(99%)
 Enron Americas, Inc. (Delaware)
    The Protane Corporation (Delaware)
        Citadel Corporation Limited (Cayman Islands)
          Citadel Venezolana, S.A. (Venezuela)
            Interruptores Especializados Lara, S.A.
            (Venezuela)(66%)
          Industrial Gases Limited (Jamaica)
          Manufacturera de Aparatos Domesticos, S.A.(MADOSA)
          (Venezuela)(45.58%)
        Enron Americas Limited (Cayman Islands)
        ProCaribe Division of The Protane Corporation ProCaribe, Inc. (Puerto Rico)
        Progasco, Inc. (Puerto Rico)
        V. Holdings Industries, S.A. (Venezuela)
          Finven Financial Institution Limited (Cayman
          Islands)
          Industrias Ventane, S.A. (Venezuela)
            Couric S.A. (Panama)
            Duck Lake International A.V.V. (Aruba)(97%)
            Industrial Larcada, S.A. (Venezuela)
            Servicios Consolidados Ventane, S.A. (Venezuela) Servicios Vengas, S.A. (Venezuela)
            Transporte Mil Ruedas, S.A. (Venezuela)
            Vengas de Caracas, S.A. (Venezuela)
            Vengas de Occidente, S.A. (Venezuela)
            Vengas de Oriente, S.A. (Venezuela)
            Vengas del Centro, S.A. (Venezuela)
 Enron Argentina Equity, Inc.
 Enron Argentina Holding, Inc. (Delaware)
 Enron Argentina Investments, Inc. (Delaware)
    Enron CHESA Delaware Limited Liability Company
    (Delaware)(1%)
    Enron CHESA Texas Limited Liability Company (Texas)(1%) Enron Argentina Ventures, Inc. (Delaware)
 Enron Brazil Services Ltd. (Cayman Islands)
    Enron Brazil Ltd. (Cayman Islands)
    Enron Servicos do Brasil Ltda (Brazil)(99%)
 Enron Capital & Trade Resources Corp. (Delaware)
    ECT Cayman Reserve 1 Ltd. (Cayman Islands)
    ECT Cayman Reserve 2 Ltd. (Cayman Islands)
    ECT Cayman Reserve 3 Ltd. (Cayman Islands)
    ECT Cayman Reserve 4 Ltd. (Cayman Islands)
    ECT Cayman Reserve 5 Ltd. (Cayman Islands)
    ECT Cayman Reserve 6 Ltd. (Cayman Islands)
    ECT International Holdings Ltd. (Cayman Islands)
        ECT Venezuela Investments Ltd. (Cayman Islands)
        ECT Venezuela Development Ltd. (Cayman Islands)(99%) ECT Securities Corp. (Delaware)
    EGS Hydrocarbons Corp. (Texas)
    EGS New Ventures Corp. (Delaware)
        LGMI, Inc. (Delaware)
        LRCI, Inc. (Delaware)
        Louisiana Gas Marketing Company (Delaware)
          Louisiana Gas Pipeline Company Limited Partnership
          (Oklahoma)(99%)
        Louisiana Resources Company (Delaware)
          Louisiana Resources Pipeline Company Limited
          Partnership (Oklahoma)(99%)
    Enron Administrative Services Corp. (Delaware)
    Enron Capital & Trade Resources Asia Corp. (Delaware) Enron Capital & Trade Resources Canada Corp. (Alberta) Enron Capital & Trade Resources International Corp. (Delaware)
        Enron Europe Finance & Trading Limited (England) Enron CASH Company No. 1 (Delaware)
    Enron Cushing Oil Marketing, Inc. (Delaware)
    Enron Energy Concepts, L.P. (Delaware)
    Enron Field Services Company (Delaware)
    Enron Finance Corp. (Delaware)
        Enron Hydrocarbons Marketing Corp. (Delaware)
        Enron Reserve Acquisition Corp. (Delaware)
    Enron Gas Gathering, Inc. (Delaware)
    Enron GasBank, Inc. (Delaware)
    Enron Mexico, Inc. (Texas)
    Enron Minority Development Corp. (Delaware)
    Enron Natural Gas Marketing Corp. (Delaware)
    Enron Power Marketing, Inc. (Delaware)
    Enron TDF Ltd. (Cayman Islands)
    Enron Capital Corp. (formerly JILP-G.P., Inc.)
    (Delaware)
        Enron Capital Management Limited Partnership
        (Delaware)(1%)
          Enron Cactus III Corp. (Delaware)
            Cactus Hydrocarbon III Limited Partnership
            (Delaware)(1%)
          Joint Energy Development Investments Limited
          Partnership (Delaware)(50%)
            Coda Acquisition, Inc. (Delaware)
            Gantry Corp. (Delaware)
              Gantry Acquisition Corp. (Delaware)
          JEDI Capital L.L.C. (Delaware)(99%)
            JEDI Hydrocarbon Finance I Limited Partnership
            (Delaware)(1%)
            JEDI Hydrocarbon Finance Limited Partnership
            (Delaware)(1%)
            JEDI Hydrocarbon Investments I Limited
            Partnership(1%)
          Pinto Holdingss B.V. (The Netherlands)
    JILP-L.P., Inc. (Delaware)
    Mid-Gulf Drilling Corp. (Delaware)
 Enron Capital LLC (Turks & Caicos Isles)(99%)
 Enron Capital Resources, L.P. (Delaware)(99%)
 Enron Capital & Trade Resources South America S.A.
 (Argentina)(99%)
 Enron Cayman Reserve 1 Ltd. (Cayman Islands)
 Enron Cayman Reserve 2 Ltd. (Cayman Islands)
 Enron Cayman Reserve 4 Ltd. (Cayman Islands)
 Enron Cayman Reserve 5 Ltd. (Cayman Islands)
 Enron Cayman Reserve 6 Ltd. (Cayman Islands)
 Enron Cayman Reserve 7 Ltd. (Cayman Islands)
 Enron Cayman Reserve 11 Ltd. (Cayman Islands)
 Enron Cayman Reserve 12 Ltd. (Cayman Islands)
 Enron Cayman Reserve 13 Ltd. (Cayman Islands)
 Enron Cayman Reserve 14 Ltd. (Cayman Islands)
 Enron Cayman Reserve 15 Ltd. (Cayman Islands)
 Enron Cayman Reserve 16 Ltd. (Cayman Islands)
 Enron China Holdings Ltd. (Cayman Islands)
    Enron China Fuels Ltd. (Cayman Islands)
    Enron Lan Yan Limited (Cayman Islands)(99%)
 Enron Clean Electricity Ltd. (Cayman Islands)
 Enron Coal Company (Delaware)
 Enron Coal Pipeline Company (Delaware)
 Enron Development Belo Horizonte Ltd. (Cayman Islands)
    Enron Brazil Development C.V. (The Netherlands)(1%) Enron Development Brazil Ltd. (Cayman Islands)
    Enron Electric Power Brazil C.V. (The Netherlands)(1%) Enron Development Funding Ltd. (Cayman Islands)
 Enron Development (Philippines) Ltd. (Cayman Islands)
 Enron Ecuador Holdings Ltd. (Cayman Islands)
 Enron Electric (Bolivia) Ltd. (Cayman Islands)
 Enron Emerging Technologies, Inc. (Delaware)
 Enron Energia de la Region Del Cauca Holdings, Ltd. (Cayman
 Islands)
    Termovalle Ltda. (Colombia) (84%)
    Enron Energia de la Region del Cauca Investments, Ltd.
    (Cayman Islands)
        Enron Energia Del Valle 1 Ltd. (Cayman
        Islands)(50.25%)
        Enron Energia Del Valle 2 Ltd. (Cayman
        Islands)(50.25%)
            Termovalle & Cia, S.C.A. (Colombia)(63.15%)
        Enron Energia Del Valle 3 Ltd. (Cayman
        Islands)(50.25%)
        Enron Energia Del Valle 4 Ltd. (Cayman
        Islands)(50.25%)
        Enron Energia Del Valle 5 Ltd. (Cayman
        Islands)(50.25%)
 Enron Equity Corp. (Delaware)
        Enron Holding Company L.L.C. (Delaware)(72%)
            Enron Global Power & Pipelines L.L.C.
            (Delaware)(52%)
                EGPP Services Inc. (Delaware)
                Enron Pipeline Company - Argentina S.A.
                (Argentina)
                    Compania de Inversiones de Energia S.A.
                    (Argentina)(25%)
                        Transportadora de Gas del Sur S.A.
                        (Argentina)(70%)
                Enron Power Philippines Corp. (Republic of
                Philippines)
                    Batangas Power Corp. (Republic of
                    Philippines)(50%)
                    Subic Power Corp. (Republic of
                    Philippines)(50%)
                Puerto Quetzal Power Corp. (Delaware)(50%)
                    Comelectric, S.A. (Guatemala)
                    Electricidad del Pacifico, S.A.
                    (Guatemala)
                    Western Caribbean Finance L.P.
                    (Texas)(98%)
       Enron Light Hydrocarbons France (France)
           Norelf Limited (Bermuda)(50%)
 Enron Expat Services Inc. (Delaware)
 Enron Foundation (Nebraska)
 Enron Hainan Ltd. (Cayman Islands)
 Enron Holdings, Ltd. (Cayman Islands)
    Enron Ecuador Ltd. (Cayman Islands)
    Enron Ecuadorian Pipeline (Cayman Islands)(99%)
 Enron International Holdings Ltd. (Cayman Islands)
    Enron International Investments Ltd. (Cayman Islands) Enron International Development Ltd. (Cayman Islands)(99%)
 Enron International Inc. (Delaware)(45%)
    Enron Global Capital Co. (Delaware)
    Enron Global Inc. (Delaware)
    Enron International Development Services, Inc.
    (Delaware)
    Enron Java Power Corp. (Delaware)
    Enron Mauritius Services Company Ltd. (Mauritius)
    Enron Pasuruan Power Corp. (Delaware)
    Enron Pipeline Company - Colombia G.P. Inc. (Texas)
         Enron Pipeline Company - Colombia, Ltd. (Texas)(1%) India Power Ventures Inc. (Delaware)
    Verdenergia Enron de Puerto Rico, Inc. (Delaware)
 Enron Kalimantan Power Corp. (Delaware)
 Enron LNG Israel Ltd. (Cayman Islands)
 Enron LNG Jordan Ltd. (Cayman Islands)
 Enron Latvia Holdings (Cayman Islands)
    Enron Latvia Investments Ltd. (Cayman Islands)
    Enron Latvia Development Ltd. (Cayman Islands)(99%)
        Enron Latvia Limited (Latvia)
        Baltic Energy Corporation (Latvia)(50%)
 Enron Liquid Fuels, Inc. (Delaware)
    Clyde River Inc. (Liberia)(99%)
    Hudson River Inc. (Liberia)(99%)
 Enron Liquids Holding Corp. (Delaware)
    Engas, Inc. (Delaware)
    Enron Gas Liquids, Inc. (Delaware)
        Enron Gas Liquids Europe S.A.R.L. (France)
        Enron Gas Liquids Holding B. V. (The Netherlands)
          Enron Gas Liquids B. V. (The Netherlands)
        Enron Liquid Fuels Far East Pte. Ltd. (Singapore) Enron Liquid Hydrocarbons Latin America Inc. (Delaware)
        Halton International Limited (Liberia)
          Enron Gas Liquids Far East, Ltd. (Liberia)
          Mundogas (Storage) Inc. (Liberia)
          Mundo Services Ltd. (Liberia)
          Mundogas Trading Ltd. (Liberia)
    Enron Gas Processing Company (Delaware)
        Enron Equipment Company (Delaware)
        Enron Louisiana Energy Company (Delaware)
          Sabine Pass Plant Facility Joint Venture (81.05%) Enron Louisiana Transportation Company (Delaware)
        Enron Methanol Company (Delaware)
    Enron Liquids Pipeline Company (Delaware)
        Enron Liquids Pipeline Operating Limited Partnership
        (Delaware)(1.01%)
          Enron Natural Gas Liquids Corporation (Delaware) Enron Transportation Services, L.P. (Delaware)(1%) Enron Liquids Pipeline, L.P. (Delaware)(1%)
    Enron Products Pipeline, Inc. (Delaware)
    EOTT Energy Corp. (Delaware)
        EOTT Canada Ltd. (Alberta)
        EOTT Energy Canada Limited Partnership (Delaware) EOTT Energy Operating Limited Partnership (Delaware) EOTT Energy Partners, L.P. (Delaware)
        EOTT Energy Pipeline Limited Partnership (Delaware) Enron Far East Pte. Ltd. (Singapore)
    NGP Pipeline Company (Delaware)
 Enron Management, Inc. (Delaware)
 Enron Minerals Company (Delaware)
 Enron Oil & Gas Company (Delaware)(80%)
    EOG Expat Services, Inc. (Delaware)
    ERSO, Inc. (Texas)
    Enron Oil & Gas International, Inc. (Delaware)
        EOGI - Algeria, Inc. (Delaware)
          Enron Oil & Gas Algeria Ltd. (Cayman Islands)
        EOGI - Australia, Inc. (Delaware)
          EOGI Australia Company (Cayman Islands)
            Enron Exploration Australia Pty Ltd
            (Australia)(100%)
        EOGI - China, Inc. (Delaware)
            Enron Oil & Gas China Ltd. (Cayman Islands)
        EOGI - France, Inc. (Delaware)
          Enron Exploration France S.A. (France)
        EOGI - India, Inc. (Delaware)
          Enron Oil & Gas India Ltd (Cayman Islands)
        EOGI - Kazakhstan, Inc. (Delaware)
          Enron Oil & Gas Kazakhstan Ltd. (Cayman Islands) EOGI - Kuwait, Inc. (Delaware)
          Enron Oil & Gas Kuwait Ltd. (Cayman Islands)
        EOGI - Qatar, Inc. (Delaware)
          Enron Oil & Gas Qatar Ltd. (Cayman Islands)
        EOGI - Russia, Inc. (Delaware)
          Enron Exploration and Production (Russia) Limited
          (Cyprus)
            Kuznetsk Exploration and Production Company
            (Russia)(50%)
        EOGI - Trinidad, Inc. (Delaware)
          EOGI Trinidad Company (Cayman Islands)
            Enron Gas & Oil Trinidad Limited (Trinidad)
               Enron Oil & Gas Capital Management I, Ltd.
               (Cayman Islands)(99%)
        EOGI - Trinidad U(a) Block, Inc. (Delaware)
          EOGI Trinidad - U(a) Block Company (Cayman
          Islands)
            Enron Gas & Oil Trinidad - U(a) Block Limited
            (Cayman Islands)(99%)
        EOGI - United Kingdom, Inc. (Delaware)
          EOGI United Kingdom Company B.V. (The Netherlands)
            Enron Oil U.K. Limited (England)
        EOGI - Uzbekistan, Inc. (Delaware)
            Enron Oil & Gas Uzbekistan Ltd. (Cayman Islands) Enron Oil & Gas Jordan Ltd. (Cayman Islands)
    Enron Oil & Gas Investments, Inc. (Delaware)
    Enron Oil & Gas Marketing, Inc. (Delaware)
    Enron Oil & Gas Property Managament, Inc. (Delaware)
        Enron Oil & Gas Acquisitions L.P. (Delaware)(1%)
    EOG - Canada, Inc. (Delaware)
        EOG Company of Canada (Nova Scotia)
        EOG Canada Company Ltd. (Alberta)
    Nilo Operating Company (Delaware)
 Enron Oman Investments Ltd.
 Enron Operating Services Corp. (Delaware)
 Enron Operations Corp. (Delaware)
    Enron Anadarko Gathering Corp. (Delaware)
    Enron Gathering Company (Delaware)
    Enron Gathering Limited Partnership (Delaware)
    Enron Gulf Coast Gathering Limited Partnership
    (Delaware)
    Enron Liquid Services Corp. (Delaware)
    Enron Mountain Gathering Inc. (Delaware)
    Enron Permian Gathering Inc. (Delaware)
    NBP Services Corporation (Delaware)
 Enron Overthrust Pipeline Company (Delaware)
 Enron Pipeline Company (Delaware)
    Transwestern Pipeline Company, L.P. (Delaware)(99%) Black Marlin Pipeline Company (Texas)
    EnronTW Pipeline Corp. (Delaware)
    Northern Natural Gas Company (Delaware)
    Enron Preferred Capital Corp. (Delaware)
    Transwestern Gathering Company (Delaware)
        Transwestern Anadarko Gathering Company (Delaware) Transwestern Pipeline Company (Delaware)
 Enron Power Corp. (Delaware)
    Enron Development Corp. (Delaware)
        Electricidad Enron de Guatemala, Sociedad Anonima
        (Guatemala)
        Enron-Citizens of Panama, S.A. (Panama)
        Enron Reserve Holdings (Turks & Caicos Isles)
    Enron Development Corp. - Colombia Branch (Columbia)
        Centragas - Transportadora de Gas de la Region Central de Enron Development & Cia, S.C.A. (Columbia)(1%)
    Enron Development Corp. - UK Branch (England)
    Enron Europe Limited (England)
        Enron Capital & Trade Resources Limited (England)
          Enron Petrochemicals B.V. (The Netherlands)
        Enron Europe Construction Limited (England)
        Enron Europe Liquids Processing (England)(99%)
        Enron Gas Construction (England)(99%)
        Enron Gas Processing (U.K.) Limited (England)
        Enron Power (Europe) Limited (England)
          Enrici Power Marketing Limited (England)
        Enron Power Construction Limited (England)
          Enron Gas Procesing (Europe) Limited (England) Enron Power Operations Limited (England)
        Enron Power Trading Limited (England)
        Falco UPG, Limited (England)
          UPG Falco Limited (England)
        Flotilla Power (England)
        Flotilla Power (UK) Limited (England)
        IPG Engineering Services Company (England)(99%)
        IPG Holdings Limited (England)
          Independent Power Generators Limited
          (England)(75%)
             IPG Power (England)(99%)
             Sutton Bridge Power Limited
        IPG Operations & Maintenance (England)(99%)
        Kent Power Limited (England)
        Teesside Gas Processing Limited (England)
        Teesside Gas Transportation Limited (England)(50%) Teesside Power Holdings Limited (England)(85%) Teesside Power Limited (England)(50%)
        Third Force Generation Limited (England)
        Trenron Limited (England)
        Wallerscote Engineering Services Company
        (England)(99%)
        Wallerscote Holdings Limited (England)
          Wallerscote Power Holdings (England)(90%)
             Wallerscote Power (England)(99%)
        Wallerscote Operations & Maintenance (England)(99%) Wallerscote Power Operations Limited (England)
    Enron Power Argentina Holdings, Inc. (Cayman Islands) Enron Power (Central Puerto) S.A. (Argentina)(99%)
    Enron Power Corp. - U.S. (Delaware)
        Enron Equipment Installation Company (Delaware) Enron Equipment Procurement Company (Delaware)
        Enron Fuels International, Inc. (Delaware)
        Enron Milford Operating Company (Delaware)
        Enron Power I (Puerto Rico), Inc. (Delaware)
        Enron Power II (Puerto Rico), Inc. (Delaware)
          Enron Power Construction Partnership (Delaware) Enron Power Construction Company (Delaware)
        Enron Power Oil Supply Corp. (Delaware)
        Enron Power Philippine Operating Corp. (Delaware) Enron-Richmond Power Corp. (Delaware)
          Richmond Power Enterprise L.P. (Delaware)
    Enron Power Enterprise Corp. (Delaware)
    Enron Power Holdings B.V. (The Netherlands)
        Enron Power Holdings GmbH (Germany)
          Kraftwerk Bitterfeld GmbH (Germany)(50%)
    Enron Power Operating Company (Delaware)
    Enron Subic Power Corp. (Republic of Philippines)(99%) Enron/Dominion Cogen Corp. (Delaware)(50%)
        Enron Cogeneration Five Company (Delaware)
        Enron Cogeneration One Company (Delaware)
          Cogenron Inc. (Delaware)
        Enron Cogeneration Three Company (Delaware)
          Clear Lake Cogeneration Limited Partnership
          (Texas)(2%)
    Milford Power Associates, Inc. (Massachusetts)
        Milford Power Limited Partnership
        (Massachusetts)(1%)
 Enron Property Company (Delaware)
    Access Real Estate Advisors, Inc. (Delaware)
 Enron Qatar Holdings Ltd. (Cayman Islands)
    Enron Qatar Investments Ltd. (Cayman Islands)
    Enron Qatar Ltd. (Cayman Islands)(99%)
       Enron Qatar LNG Marketing Ltd. (Cayman Islands)(99%) Enron Russia Development, Inc. (Delaware)
 Enron Servicios de Energia, S.A. (Bolivia)
 Enron Solar Energy, Inc. (Delaware)
    Amoco/Enron Solar (General Partnership) (Delaware)(50%)
      Amoco/Enron Solar Power Development International,
      Inc. (Cayman Islands)
 Enron Southern Africa Holdings (Cayman Islands)
    Enron Southern Africa Investments (Cayman Islands)
    Enron Southern Africa Development Ltd. (Cayman
    Islands)(99%)
 Enron Storage Company (Delaware)
    Napoleonville Storage Company Limited Partnership
    (Texas)(1%)
 Enron Thai Holdings Ltd. (Cayman Islands)
    Enron Thai Investments Ltd. (Cayman Islands)
    Enron Thai Development Ltd. (Cayman Islands)(99%)
 Enron Trailblazer Pipeline Company (Delaware)
 Enron Transportadora de Bolivia Ltd. (Cayman Islands)
 Enron Venezuela Holdings Ltd. (Cayman Islands)
 Enron Venture Capital Company (Delaware)
 Enron Vietnam Gas Ltd. (Cayman Islands)
 Enron Vietnam Power Ltd. (Cayman Islands)
 Enron Washington, Inc. (Delaware)
 Enron-Mex Services Ltd. (Cayman Islands)
 Enron Property & Services Corp. (Delaware)
 Gulf Company Ltd. (Vermont)
 Hainan Funding Ltd. (Cayman Islands)
 Houston Pipe Line Company (Delaware)
    Citrus Corp. (Delaware)(50%)
        Citrus Energy Services, Inc. (Delaware)
        Citrus Trading Corp. (Delaware)
        Florida Gas Transmission Co., L.P. (Delaware) Florida Gas Transmission Company (Delaware)
          Border Gas, Inc. (Delaware)(3.33%)
    Coal Properties Corporation (Illinois)
    Enron Engineering & Construction Company (Texas)
        Enron Advisory Services, Inc. (Delaware)
    Enron Industrial Natural Gas Company (Delaware)
    Enron Interstate Pipeline Company (Delaware)
    Enron Texoma Gas Company (Texas)
    HT Gathering Company (Texas)(50%)
    Houston Pipe Line Marketing Company (Texas)
    HPL Resources Company (Delaware)
    Intratex Gas Company (Delaware)
    Panhandle Gas Company (Delaware)
    Riverside Farms Company (Illinois)
    San Marco Pipeline Company (Colorado)(50%)
    Seagull Shoreline System Transmission Company
    (Texas)(30%)
    Transgulf Pipeline Company (Florida)
    Webb-Duval Pipeline, Inc. (Delaware)
 Ilijan Power Corporation (Philippines)
 Multiva Holdings, Ltd. (Cayman Islands)
 Northern Plains Natural Gas Company (Delaware)
    Northern Border Intermediate Limited Partnership
    (Delaware)(0.50%)
      Northern Border Pipeline Company (Texas)(70%)
    Northern Border Partners, L.P. (Delaware)(0.50%) Northern Border Pipeline Corporation (Delaware)
 Nowa Sarzyna Holding B.V. (The Netherlands)
    Enron Poland Investment B.V. (The Netherlands)
      Enron Poland Development C.V. (The Netherlands)(1%) Organizational Partner, Inc. (Delaware)
 San Juan Gas Company, Inc. (Puerto Rico)
 Shelby Ltd. (Cayman Islands)
 Smith Street Land Company (Delaware)
    Block 321 Partnership (Texas)(99%)
 Southern Brazil Electric Holdings Ltd. (Cayman Islands)
    Enron Sao Paulo Investments Ltd. (Cayman Islands)
      Enron Electric Sao Paulo C.V. (The Netherlands)(1%) Southwest Brazil Electric Holdings Ltd. (Cayman Islands)
    Enron Mato Grosso do Sul Investments Ltd. (Cayman
    Islands)
      Enron Electric Mato Gross do Sul C.V. (The
      Netherlands)(1%)